Exhibit 99.1

STATE OF MAINE PUBLIC UTILITIES COMMISSION	DOCKET NO. 2013-00133 December 5, 2013

NORTHERN UTILITIES, INC. d/b/a UNITIL, Proposed Increase In Rates	STIPULATION

Northern Utilities, Inc., d/b/a Unitil (“Company”) and the Maine Office of Public Advocate (“OPA”), collectively the “Parties”, hereby agree and stipulate as follows:

I. PURPOSE

The purpose of this Stipulation is to resolve all issues in Docket No. 2013-00133, as further specified in Section III below. The provisions agreed to in this Stipulation have been reached as a result of information filed in this proceeding, obtained through discovery, meetings and Technical Conferences, and from discussions and negotiations among the Parties in this case. The Parties agree that they will work together to obtain Commission approval of the terms of the Stipulation in the public interest.

II. PROCEDURAL HISTORY

The Company submitted its Notice of Intent to File a General Rate Case in Docket No. 2013-00133 on February 1, 2013, in accordance with Section 6, Chapter 120 of the Maine Public Utilities Commission’s (“the Commission”) rules. On February 21, 2013, the OPA filed its Petition to Intervene as a party in the proceeding.

STIPULATION

Docket No. 2013-00133

On April 1, 2013, the Company submitted its initial filing in Docket No. 2013-00133, including Direct Testimony and studies sponsored by Mark H. Collin, Thomas P. Meissner, Jr., David L. Chong, George E. Long, Paul M. Normand, Douglas J. Debski, James D. Simpson, and Dr. Samuel C. Hadaway. The Company’s initial filing sought Commission approval for an annual increase of $4,578,140 in distribution revenues, based upon a test year ending December 31, 2012; an overall weighted average rate of return on rate base of 8.54%; and certain known and measurable adjustments to test year revenues, expenses, and rate base. The Company requested that the new rates become effective on January 1, 2014, consistent with the Stipulation previously approved by the Commission in the Company’s prior base rate proceeding, Docket No. 2011-0092.

In addition, the Company requested approval to implement a multi-year alternative rate plan (“Rate Plan”) that would allow for future changes in the Company’s distribution rates, without the need to file a general rate case, for a defined period of time. The Company structured the Rate Plan around a proposal to implement an annual capital cost recovery mechanism to recover the costs of targeted improvements and upgrades to the Company’s distribution system and other safety related improvements, which mechanism known as the Targeted Infrastructure Recovery

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Docket No. 2013-00133

Adjustment (“TIRA”). These system upgrade programs include a) the Cast Iron Replacement Program (“CIRP”) approved by the Commission in Docket No. 2008-151; b) the replacement of bare steel and non-cathodically protected (unprotected) coated steel mains and services; and (c) replacement of farm tap regulators (together, “Eligible Facilities”). The Company proposed the first annual TIRA adjustment for May 1, 2014, to recover the Company’s 2013 investment costs of these programs and improvements.

The Company also submitted an Accounting Cost of Service Study and a Marginal Cost of Service Study and proposed changes in rate design to reallocate recovery among classes in order to better reflect costs of service by class and to increase the fixed monthly customer charge, while decreasing volumetric usage changes.

By Notice of Proceeding issued on April 5, 2013, the Hearing Examiner opened this proceeding, established the deadline for Petitions to Intervene as April 29, 2013, and scheduled the Initial Case Conference for May 8, 2013. The Company mailed the Notice of Proceeding to its customers on April 11, 2014. At the Initial Case Conference, the Hearing Examiner granted the OPA’s Petition to Intervene.1 The Parties also discussed the remaining schedule for the case, which was confirmed in the Hearing Examiner’s Procedural Order dated June 24, 2013.

[1]	No other petitions to intervene were filed. Two individuals have filed public comments in this docket.

STIPULATION

Docket No. 2013-00133

During May and June 2013, the Maine Public Utilities Staff (“the Staff”) and OPA issued numerous written Data Requests regarding the Company’s initial filing, to which the Company responded. During the course of the case, the Staff, OPA and the Company have issued more than 250 written and oral Data Requests. Many of these Data Requests had multiple subparts.

The Commission held a Technical Conference on May 31, 2013 on the Company’s Direct Testimony, during which both the OPA and the Staff asked questions of Company witnesses and made additional oral Data Requests of the Company. On June 18, 2013, the Commission held an additional Technical Conference to consider the CIRP, and to review the Company’s 2012 CIRP performance report and its CIRP plans for 2013. At this Technical Conference, the Hearing Examiner requested that the Company submit to the Commission previous responses of Fitchburg Gas and Electric Light Company to the Massachusetts Attorney General’s oversight questions (issued on April 11, 2013), regarding lost and accounted for gas and gas leaks. The Company complied with this request on June 24, 2013.

STIPULATION

Docket No. 2013-00133

On July 9, the OPA filed the Direct Testimony, Exhibits, and work papers of three witnesses: Thomas S. Catlin, Jerome D. Mierzwa, and Johnny R. Brown. Mr. Catlin concluded that the Company had a revenue deficiency of $1,518,801, based on various adjustments to the Company’s proposed revenue requirements recommended by Mr. Mierzwa, Mr. Brown and Mr. Caitlin. On July 17, 2013, the Company submitted Data Requests to the OPA witnesses, to which the OPA responded.

On July 30, 2013, the Commission held a Technical Conference to allow questions on the OPA’s Direct Testimony, during which the Company and the Staff asked questions and made further, oral Data Requests of OPA’s witnesses.

The Hearing Examiner issued a Procedural Order on August 27, 2013, setting revised dates for the filing of the Bench Analysis, related discovery and responses, and the Technical Conference on the Bench Analysis.

The Staff issued its corrected Bench Analysis on September 12, 2013. The Company filed Data Requests on the Bench Analysis, to which the Staff responded. A Technical Conference on the Bench Analysis occurred on September 26, 2013, where the Company and OPA asked questions of Staff regarding the Bench Analysis. During the Technical Conference, the Company made further, oral Data Requests of Staff.

On October 8, 2013, the Company filed the Rebuttal Testimony of Mark H. Collin, Thomas P. Meissner, David L. Chong, Cindy L. Carroll, James D. Simpson, and Dr. Samuel C. Hadaway. The Company’s Rebuttal Testimony included an amended revenue requirement, reflecting a distribution revenue increase of $4,850,687, described the changes made to

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Docket No. 2013-00133

the Company’s revenue requirement calculations, and proposed certain changes to its Rate Plan and TIRA. The Company filed the Appendix to the Rebuttal Testimony of Mr. Collin on October 9, 2013. On October 11, 2013, both the OPA and Staff issued Data Requests regarding the Company’s Rebuttal Testimony, to which the Company responded.

On October 18, 2013, the Parties, including Staff, engaged in settlement negotiations in person that resulted in the Parties reaching agreement on this Stipulation. These negotiations were preceded by phone calls and email exchanges between the Parties and Staff with respect to the terms of a negotiated settlement.

III. RECOMMENDED APPROVALS AND FINDINGS

Based on the record in this case, the Parties to this Stipulation agree and recommend that the Commission issue an Order that approves, accepts, and adopts this Stipulation, as just and reasonable and in the public interest, including the following provisions:

A. DISTRIBUTION RATE CHANGES

The Parties agree to an increase in the Company’s distribution revenues of $3,801,564 which consists of an increase in delivery revenues of $3,444,259 and an increase in production revenues of $357,304.2 Rates derived to recover the delivery revenue requirement increase to take effect on January 1, 2014 are attached to this Stipulation as Exhibit 1.

[2]

With this increase, total production revenues of $1,138,171 will be included and collected within the Cost of Gas Factor Clause (CGFC) effective January 1, 2014. Per Second Revised Page 41 of Northern’s tariff, within the CGFC, Local Production Capacity and Storage Costs include the costs of providing storage supply service from the Company’s on-system supplemental gas facilities as well as any miscellaneous Administration and General costs associated with providing gas supply service, as determined in the Company’s most recent rate case proceeding or rate design proceeding.

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Docket No. 2013-00133

Rate Base: The Company’s revenue requirement is calculated based on a rate base of $111,760,626.

Cost of Capital: The Company’s revenue requirement is calculated on the basis of a weighted average cost of capital of 8.40% and a pretax weighted cost of capital of 11.75%. The cost of capital is applied to the rate base of $111,760,626.

B. RATE DESIGN

Class Allocation: The Company’s revenue requirement associated with the base rate increase described in Section III. A, above, shall be allocated to customer classes to generate the distribution charges for effect on January 1, 2014 indicated in Exhibit 1, attached to this Stipulation. This rate design allocates a higher percentage of revenue requirements to fixed monthly customer distribution charges and a lower percentage of revenue requirements to seasonal volumetric distribution charges and rate blocks than does the current rate design.

STIPULATION

Docket No. 2013-00133

In addition, rate design changes to the customer and volumetric charges for the Residential Non-Heating Class (R-1) will be phased in as described herein such that at the end of the R-1 phase-in the customer charges for R-1 and the Residential Heating Class (R-2) will be equal and the first block volumetric charges for R-1 will be 81.65% of the R-2 first block volumetric charges and the second block volumetric charges for R-1 will be 81.09% of the R-2 second block volumetric charges. The phase-in methodology is described in the paragraph below.

Three R-1 phase-in steps, each implementing approximately one-third of the changes to Residential Non-Heating Class volumetric and monthly customer charges, will take effect on January 1, 2014; May 1, 2015; and May 1, 2016. The first phase-in adjustment will be on January 1, 2014 with the distribution base rates for all classes as shown in Exhibit 1. The second phase-in adjustment for R-1, which will occur on May 1, 2015, will be calculated as approximately half of the amount needed to reach the target levels described above. The calculation will take place following the application of the TIRA adjustment to rates. After the third and final phase-in adjustment on May 1, 2016, the R-1 and R-2 customer charges will be equal and the R-1 and R-2 volumetric distribution charges will be in the same proportion as described above. This calculation will take place following the application of the annual TIRA adjustment to rates.

STIPULATION

Docket No. 2013-00133

With the first phase-in implemented on January 1, 2014, the resulting $338,725 revenue shortfall will be collected from all customer classes via an increase in customer and volumetric charges on a pro-rata basis. When the second and final R-1 phase-in adjustments are made, the customer and volumetric charges for all customer classes will be reduced on a pro-rata basis by the amount of incremental revenue that will result from the R-1 phase-in such that the Company’s total distribution revenue will be neutral when calculated based on weather normalized billing units from the immediately prior calendar year.

C. TIRA (TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT)

The Parties agree that the Company shall be allowed to implement, pursuant to the tariff attached to this Stipulation as Exhibit 2, a Targeted Infrastructure Replacement Adjustment (“TIRA”) which will provide for annual adjustments to distribution base rates to recover costs associated with the Company’s investments in targeted operational and safety-related infrastructure replacement and upgrade projects as described in Exhibit 2.

1. Eligible Facilities

The TIRA will allow for the recovery by the Company of prudently-incurred investments in the Eligible Facilities, which include facilities defined in the scope of work for (1) the Cast Iron Replacement Program (“CIRP”), approved by the Commission in Docket No. 2008-151, (2) the replacement of bare steel and non-cathodically protected (“unprotected”) coated steel mains and services, and (3) the replacement of farm tap regulators, all as described more fully in Section 4.03 of Exhibit 2. The scopes of work and schedules for the programs identified in (2) and (3) shall be specified in a Commission Order following the compliance filing in this proceeding described in Paragraph III. C. 5, below.

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Docket No. 2013-00133

2. Term and Effective Dates

The TIRA will have an initial term of four (4) years, and applies to investments made in Eligible Facilities in each of the Calendar Years 2013, 2014, 2015, and 2016. The Company’s TIRA filing is due by February 28 of each year. Subject to review and approval by the Commission, the TIRA-adjusted distribution base rates shall become effective for service rendered on and after May 1 of 2014, 2015, 2016, and 2017. In the event the Company files a base rate case prior to the end of the initial term, the resulting revenue requirement shall be pro formed to reflect annualization of any TIRA rate adjustment not fully reflected in the test year. Any request to renew or extend the TIRA beyond its initial term shall be subject to Commission review and approval.

3. Calculation

The annual TIRA adjustment will be calculated using the most recently completed Calendar Year weather-normalized firm sales and delivery service revenue, will include indirect overheads, use a pretax weighted average cost of capital of 11.00%, and include an operations and maintenance (“O&M”) offset of $5,544 per mile of cast iron, bare steel and non-cathodically protected (unprotected) coated steel mains taken out of service. An example illustrating this calculation, including annual depreciation rates, is set forth in Exhibit 3.

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Docket No. 2013-00133

4. TIRA Rate Impact Cap

The TIRA Rate Impact Cap shall be set at 4% of the Company’s distribution revenues. Amounts in excess of the TIRA rate impact cap shall be deferred and shall accrue carrying costs at the prime rate. The prime rate shall be fixed on a quarterly basis and established as reported in the Wall Street Journal on the first business day of the month preceding the calendar quarter. If more than one prime rate is reported, the average of the reported prime rates shall be utilized.

5. Compliance Filing; Performance Standard

The Company agrees to submit a filing by December 31, 2013 detailing the scopes and schedules for the unprotected steel and farm tap regulator programs. The filing will provide project cost estimates, the support for such estimates, project schedules, and revisions to the Earned Value Management (“EVM”) model that would permit tracking of cost and schedule performance metrics of the combined scope of work including the CIRP, unprotected steel and farm tap regulator replacement programs. The project scopes of the unprotected steel and farm tap regulator replacement programs, EVM revisions and performance metrics will be established by a Commission Order following this compliance filing.

STIPULATION

Docket No. 2013-00133

If, in any year, one or more of the EVM performance indices (on a cumulative life-to-date basis) applicable to the Eligible Facilities falls below 100%, then the TIRA for that year will be suspended pending a review by the Commission of the reasonableness of the schedule and costs associated with the program.

D. EARNINGS SHARING

The Company will be allowed to retain all earnings up to a return on equity of 10%. Earnings in excess of 10% and up to an including 11% will be shared equally, 50/50, between ratepayers and the Company. Earnings in excess of 11% shall be returned to ratepayers. See the TIRA tariff, Exhibit 2.

The methodology for determining earnings and calculating potential earnings sharing is illustrated in Exhibit 4. As Exhibit 4 demonstrates, for purposes of calculating the earnings sharing, the Company’s earnings shall be calculated in accordance with the manner in which earnings are calculated in its Annual Report filed with the Commission but with revenues adjusted to reflect weather normalization and the removal of unbilled revenue.

STIPULATION

Docket No. 2013-00133

E. REQUESTS FOR NEW CUSTOMER SERVICE AND SERVICE QUALITY BENCHMARKS

1. REQUESTS FOR NEW CUSTOMER SERVICE

The Company agrees to work with Staff and the OPA to study and develop a benchmark for tracking requests for new customer service and the Company’s responses to such requests. The intent of this study is to develop a service quality metric with respect to new service appointments that reflects the factors within the Company’s control in terms of handling requests for new service. The study will take place during 2014 and will be implemented, once agreed upon by Staff, OPA and the Company, and approved by the Commission, but not later than May 1, 2015.

2. SERVICE QUALITY BENCHMARKS

Certain of the Company’s current service quality benchmarks and their respective weights shall be amended and replaced in accordance with Exhibit 5. In addition, the maximum penalty amount for which the Company is responsible during any calendar year shall be $500,000. These amended service quality benchmarks shall be applicable to service provided beginning January 1, 2014.

F. Other Tariff Issues

Exhibit 6 includes individual tariff pages reflecting this settlement. Also, Exhibit 6 includes revised tariff pages filed by the Company in this proceeding and in compliance with Section 5.C.2 of Chapter 120 and not revised by this Stipulation because they reflect housekeeping issues only. These tariff pages shall become effective January 1, 2014.

STIPULATION

Docket No. 2013-00133

IV. STIPULATIONS AS TO PROCEDURE

A. Staff Presentation of Stipulation.

The Parties to this Stipulation waive any rights they may have under 5 M.R.S. § 9062(4) and Section 742 of the Commission’s Rules of Practice and Procedure to the extent necessary to permit Staff to discuss this Stipulation and the resolution of this matter with the Commissioners prior to and at the Commission’s scheduled deliberations, without providing to the Parties an Examiner’s Report or the opportunity to file Exceptions.

B. Record.

The record on which the Parties enter into this Stipulation and on which the Commission may base its decision whether to accept and approve this Stipulation shall consist of: (1) this Stipulation; and (2) any and all confidential or public materials contained in the Commission’s Record of Docket No. 2013-00133 as of this date.

C. Non-Precedential Effect.

This Stipulation shall not be considered legal precedent, nor shall it preclude a Party from making any contention or exercising any rights, including the right of appeal, in any future Commission investigation or proceeding or any other trial or action. Furthermore, nothing in this Stipulation shall preclude any Party, during the remainder of this docket, from contesting any issue that has previously been raised in this Docket, including, without limitation, rate design issues.

STIPULATION

Docket No. 2013-00133

D. Stipulation as an Integrated Document/Void if Rejected.

This Stipulation represents the full agreement between the Parties to the Stipulation, and rejection of any provision or term of this Stipulation constitutes a rejection of the whole. If not accepted by the Commission in its entirety and according to each of its terms, this Stipulation shall be void and of no further force and effect.

E. Conflict between Stipulation and Exhibits.

In the event of any conflict between this Stipulation and the Exhibits hereto, the Exhibits shall govern.

Respectfully submitted this 5th day of December 2013.

Public Advocate
Office of the Public Advocate

By: /s/ William C. Black, Esq.
William C. Black, Esq.
Wayne R. Jortner, Esq.
Office of Public Advocate
112 State House Station
Augusta, ME 04333
(207) 287-2445

STIPULATION

Docket No. 2013-00133

NORTHERN UTILITIES INC.

By: /s/ Gary Epler
Gary Epler
Chief Regulatory Counsel
Unitil Services Corporation
6 Liberty Lane West
Hampton, NH 03842-1720
(603) 773-6440

Northern Utilities Inc.

Docket 2013-00133

Stipulation Exhibit 1

Northern Utilities, Inc. - Maine

2013-00133 Stipulation

FINAL January 1, 2014 Distribution Charges Including Year 1 Residential Non-Heat Phase-In

And Year 1 Phase-In Revenue Shortfall Allocated To All Classes’ Rates on a Pro-Rata Basis

		Customer	Winter		Summer
Class	Description	Charge	First	Second	First	Second
R-2	Residential, Heating	$22.24	$0.4073	$0.3118	$0.4073	$0.3118
R-1	Residential, Non-Heating	$12.90	$0.5177	$0.3696	$0.5177	$0.3696
G-40/T-40	Low Annual, High Winter Use	$52.82	$0.2719	$0.2510	$0.2719	$0.2510
G-50/T-50	Low Annual, Low Winter Use	$52.82	$0.2719	$0.2510	$0.2719	$0.2510
G-41/T-41	Medium Annual, High Winter Use	$154.19	$0.2610	$0.2480	$0.2527	$0.2296
G-51/T-51	Medium Annual, Low Winter Use	$154.19	$0.2332	$0.2202	$0.2248	$0.2018
G-42/T-42	High Annual, High Winter Use	$890.03	$0.2402	$0.2092	$0.2001	$0.1672
G-52/T-52	High Annual, Low Winter Use	$890.03	$0.2198	$0.1828	$0.1628	$0.1264

Northern Utilities, Inc.

Docket 2013-00133

Stipulation Exhibit 2

M.P.U.C.	Second Revised Page 30.1
Northern Utilities, Inc.	Superseding First Revised Page 30.1

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

1.0	Purpose

The purpose of the Targeted Infrastructure Replacement Adjustment (TIRA) is to provide for annual adjustments to distribution base rates to recover the TIRA Revenue Requirements associated with the Company’s investments in specified targeted operational and safety-related infrastructure replacement and upgrade projects. This Tariff includes an Earnings Sharing Mechanism (ESM) to provide for a sharing of any excess earnings as specified herein.

2.0	Applicability

The TIRA, including its ESM, shall be applicable to all of the Company’s firm sales and delivery service customers.

3.0	Term

The TIRA shall provide for annual adjustments to distribution base rates on May 1 of 2014, 2015, 2016 and 2017.

4.0	Targeted Infrastructure Replacement Adjustment (TIRA)

4.01	Purpose

The purpose of the TIRA is to establish a mechanism to make annual adjustments to distribution base rates to recover the TIRA Revenue Requirements associated with the Company’s investments in specified targeted operational and safety-related infrastructure replacement and upgrade projects, as further defined in Section 4.03 (“Eligible Facilities”). This mechanism applies to investments made in Eligible Facilities in each of the Calendar Years 2013, 2014, 2015, and 2016.

4.02	Effective Dates

The adjustments to distribution base rates pursuant to the TIRA shall be determined annually by the Company as defined below, subject to review and approval by the MPUC. The TIRA filing shall be made by February 28 of each year. The adjustment to distribution base rates pursuant to the TIRA shall become effective for service rendered on and after May 1 of 2014, 2015, 2016, and 2017.

4.03	Eligible Facilities

The TIRA allows for the recovery of the TIRA Revenue Requirements for prudently incurred investments, including all appropriately capitalized costs, in the following targeted operational and safety-related projects: (a) replacement of all facilities and performance of system pressure conversion upgrades in the scope of work for the Cast Iron Replacement Program (CIRP), approved by the MPUC in Docket No. 2008-151; (b) replacement of bare steel and non-cathodically protected (unprotected) coated steel mains and services; and (c) replacement of farm tap regulators (together, “Eligible Facilities”). The scope of work, costs, tracking mechanisms and TIRA Performance Indices for (b) and (c) will be as approved by the MPUC.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

M.P.U.C.	Third Revised Page 30.2
Northern Utilities, Inc.	Superseding Second Revised Page 30.2

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

Investment in Eligible Facilities may include only the following plant accounts:

a.	Account No. 367, Transmission Mains

b.	Account No. 376, Distribution Mains

c.	Account No. 378, Measuring and Regulating Stations

d.	Account No. 380, Distribution Services

e.	Account No. 381, Meters

f.	Account No. 382, Meter Installations

g.	Account No. 383, House Regulators

h.	Account No. 385, Industrial Measuring and Regulating Equipment

i.	Account No. 106, Completed but not yet classified [Eligible Facilities only]

4.04	Definitions

The following terms shall be used in this TIRA Tariff as defined in this section, unless the context requires otherwise.

(1)	“Accumulated Deferred Income Taxes” is the net accumulated difference between actual accelerated depreciation expense used in the calculation of federal income and state franchise taxes and depreciation expense as determined by United States Generally Accepted Accounting Principles.

(2)	“Accumulated Reserve for Depreciation” is the net balance arising from the provision for Depreciation Expense and the cost of removal.

(3)	“Calendar Year” is the annual period beginning on January 1st and ending on December 31st.

(4)	“Customer ESM Share” shall be an amount to be refunded to customers as provided in Section 5.03.

(5)	“Depreciation Expense” is the return of the Company’s investment in TIRA gross plant investments at annual rates illustrated in the Stipulation (Exhibit 3) approved by the MPUC in Docket No. 2013-00133.

(6)	“Distribution Revenue” is the total revenue derived from the billing of Company’s distribution base rates to the Rate Classes.

(7)	“Eligible Facilities” are those facilities as defined in Section 4.03.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

M.P.U.C.	Third Revised Page 30.3
Northern Utilities, Inc.	Superseding Second Revised Page 30.3

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

(8)	“MPUC” is the Maine Public Utilities Commission.

(9)	“Operating and Maintenance Expense Offset” is an amount of $5,544 per mile of cast iron, bare steel and non-cathodically protected (unprotected) coated steel mains taken out of service in a Calendar Year preceding the TIRA annual recovery period that begins each May 1.

(10)	“Property Tax Rate” is the average of the property tax rates in effect in the cities of Portland, South Portland and Westbrook, Maine, to be updated each year.

(11)	“Rate Class” is the group of customers that receive service under one of the Company’s firm sales and delivery service rate schedules:

(a)	Residential Non-Heating Rate R-1

(b)	Residential Heating Rate R-2

(c)	Commercial and Industrial Service (Low Annual Use, High Peak Period Use) Rate G-40, Rate T-40

(d)	Commercial and Industrial Service (Medium Annual Use, High Peak Period Use) Rate G-41, Rate T-41

(e)	Commercial and Industrial Service (High Annual Use, High Peak Period Use) Rate G-42, Rate T-42

(f)	Commercial and Industrial Service (Low Annual Use, Low Peak Period Use) Rate G-50, Rate T-50

(g)	Commercial and Industrial Service (Medium Annual Use, Low Peak Period Use) Rate G-51, Rate T-51

(h)	Commercial and Industrial Service (High Annual Use, Low Peak Period Use) Rate G-52, Rate T-52

(12)	“TIRA Adjustment Multiplier” is a multiplicative factor, a number greater than 1.0 determined pursuant to this Section 4.0, which is applied to the distribution base rate components for each Rate Class to recover TIRA Revenue Requirements for each annual recovery period beginning May 1.

(13)	“TIRA Performance Indices” are the Cost Performance Index and the Schedule Performance Index.

(14)	“TIRA Revenue Requirement” is the incremental revenue requirement through December 31 of the Calendar Year preceding the TIRA annual recovery period that begins each May 1.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

M.P.U.C.	Third Revised Page 30.4
Northern Utilities, Inc.	Superseding Second Revised Page 30.4

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

4.05	Limitation on Recovery

The TIRA Revenue Requirements allowable for recovery in the current Calendar Year shall not exceed four percent (4.0%) of total weather-normalized Distribution Revenues for total sales in the above Rate Classes. Total weather-normalized Distribution Revenues will be calculated using then-current distribution base rates and weather-normalized sales levels for the immediately preceding Calendar Year. Any TIRA Revenue Requirements over this 4% limit will be deferred with interest at the prime rate and added to the TIRA Revenue Requirements for recovery in subsequent year(s), subject to this same 4% limitation.

4.06	Performance Standard

If, in any year, the TIRA Performance Indices (on a cumulative life-to-date basis) applicable to the Eligible Facilities, as approved by the MPUC, falls below 100%, then the TIRA for that year will be suspended pending a more comprehensive review by the MPUC of the reasonableness of the schedule and costs associated with the program.

4.07	Calculation of TIRA Revenue Requirement

The annual TIRA, not to exceed the cap pursuant to §4.05, will be calculated as a percentage change to current base rates and will be based upon the TIRA Revenue Requirement as a percentage of the previous year’s weather-normalized Distribution Revenue. The TIRA Revenue Requirement will be the sum of the annual Depreciation Expense, estimated property tax expense based on the Property Tax Rate, Operation and Maintenance Expense Offset and allowed return for the Eligible Facilities. The allowed return shall be calculated by multiplying the sum of the properly capitalizable costs less the related Accumulated Reserve for Depreciation and Accumulated Deferred Income Taxes by a pre-tax rate of return of 11.00%. The TIRA calculations shall use the methodology illustrated in the Stipulation approved by the MPUC in Docket No. 2013-00133.

4.08	Adjustment to Distribution Base Rates

Effective each May 1 for the years 2014, 2015, 2016, and 2017, the Company’s distribution base rate customer and usage charges for each Rate Class shall be adjusted. To determine the Company’s base distribution peak and off peak customer and volumetric rates to be effective May 1 of each current Calendar Year, the base distribution peak and off peak rates that are in effect just prior to May 1 of that Calendar Year will be multiplied by the TIRA Adjustment Multiplier. The TIRA Adjustment Multiplier will be calculated by dividing (1) the sum of the prior Calendar Year’s weather-normalized Distribution Revenues plus the current Calendar Year annual TIRA Revenue Requirement by (2) the prior Calendar Year weather-normalized Distribution Revenues. Weather-normalized Distribution Revenues will be calculated by multiplying the distribution peak and off peak base rates that are in effect just prior to May 1 of the current Calendar Year by the weather-normalized sales for the immediately preceding Calendar Year, plus actual booked customer charges.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

M.P.U.C.	Second Revised Page 30.5
Northern Utilities, Inc.	Superseding First Revised Page 30.5

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

5.0	Earnings Sharing Mechanism (“ESM”)

5.01	Purpose

The purpose of the ESM is to allow for the sharing with customers of any Company excess earnings, as defined below, which occur in Calendar Years 2013, 2014, 2015 and 2016. The Company shall be allowed to retain all earnings that result in a return on equity (“ROE”) of up to and including 10%. Any earnings that result in a ROE in excess of 10% and up to and including 11% shall be shared equally (50/50) between the Company and customers. Any earnings that result in a ROE in excess of 11% shall be returned to customers in accordance with the procedures described below.

5.02	Effective Date

The ESM adjustment rate shall be determined annually by the Company during the term of the TIRA and subject to review and approval by the MPUC. The ESM filing shall be made by February 28 of each year and shall be based on earnings and sales for the most recent completed Calendar Year. The ESM adjustment rate (if applicable) shall become effective for service rendered on and after May 1 of 2014, 2015, 2016 and 2017.

5.03	ESM Calculation

The ESM calculation shall be made in accordance with the methodology illustrated in the Stipulation approved by the MPUC in Docket No. 2013-00133. For purposes of the ESM, the calculation of the ROE shall be based on the calculation of the Return on Common Equity Subject to MPUC Jurisdiction (Page 16-A, Line 24) as submitted in the Company’s Annual Report to the MPUC, with modification to include a weather normalization and unbilled revenue adjustments.

The Customer ESM Share shall be a percentage of the ESM Amount as provided below:

1)	For any year in which the Company’s ROE is less than or equal to 10%, the Customer ESM Share shall be 0%.

2)	For any year in which the Company’s ROE is greater than 10% but less than or equal to 11%, the Customer ESM Share shall be 50% of all amounts above a 10% ROE.

3)	For any year in which the Company’s ROE is greater than 11%, the Customer ESM Share shall be 50% of all amounts from 10% up to and including 11%, and 100% of all amounts above 11%.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

M.P.U.C.	Third Revised Page 30.6
Northern Utilities, Inc.	Superseding Second Revised Page 30.6

TARGETED INFRASTRUCTURE REPLACEMENT ADJUSTMENT

For any recently completed Calendar Year subject to this ESM in which the Company’s earnings result in a ROE that exceeds 10%, the volumetric (per ccf) base rates charged to sales and delivery service customers shall be adjusted by a uniform volumetric ESM adjustment rate effective for a 12-month period that begins each May 1. The ESM adjustment rate shall be calculated by dividing the Customer ESM Share by the total weather normalized customer volumes during the most recently completed Calendar Year in which the excess earnings occurred. For purposes of clarity, for each recently completed Calendar Year subject to this ESM, the ESM adjustment rate shall be effective for a 12-month period the begins each May 1 and ends on April 30 of the succeeding year.

Issued: December 5, 2013	Issued by:	Mark H Collin
Effective: January 1, 2014	Title:	Treasurer

Northern Utilities, Inc. Docket 2013-00133 Stipulation Exhibit 3 Page 1 of 3

Northern Utilities, Inc. - Maine

Illustrative Targeted Infrastructure Rate Adjustment

Revenue Requirement for Year Ended December 31, 20XX

	(1)	(2)	(3)
LINE		YEAR
NO.	DESCRIPTION	YEAR 1	YEAR 2
	Rate Base:
1	Plant in Service	$4,792,956	$11,458,049
2	Accumulated Reserve for Depreciation	(485,090)	(1,064,737)

3	Net Plant in Service	5,278,047	12,522,786
4	Accumulated Deferred Income Tax	52,770	226,318

5	Rate Base	$5,225,277	$12,296,469
	Revenue Requirement:
6	Rate Base	$5,225,277	$12,296,469
7	Pre Tax Rate of Return	11.00%	11.00%

8	Return and Related Income Taxes	574,780	1,352,612
9	Annualized Depreciation Expense	94,921	226,918
10	Property Tax	92,735	220,025
11	O&M Savings ($5,544/mile)	(34,927)	(64,865)

12	Total TIRA Revenue Requirement	$727,509	$1,734,690
	Rate Cap Limit:
13	TIRA Cumulative Revenue Requirement	$727,509	$1,734,690
14	Previous Year TIRA Cumulative Revenue Requirement	—	727,509

15	Current Year Incremental TIRA Revenue Requirement	$727,509	$1,007,181
16	Prior Year Weather Normal Distribution Revenue	$33,143,873	$33,871,382
17	Percent Limit	4.00%	4.00%

18	Maximum Annual Revenue Requirement Increase	$1,325,755	$1,354,855
19	Allowable Incremental TIRA Revenue Requirement	$727,509	$1,007,181

20	Total Allowable TIRA Revenue Requirement	$727,509	$1,734,690

Northern Utilities, Inc. Docket 2013-00133 Stipulation Exhibit 3 Page 2 of 3

Northern Utilities, Inc. - Maine

Illustrative Targeted Infrastructure Rate Adjustment

Revenue Requirement for Year Ended December 31, 20XX

		(1)	(2)	(3)
LINE			YEAR
NO.		DESCRIPTION	YEAR 1	YEAR 2
	Capital Expenditures:
1	367	Transmission Mains	$—	$—
2	376	Distribution Mains	5,101,846	7,091,118
3	378	Meas. & Reg. Stations	—	112,628
4	380	Distribution Services	223,661	201,913
5	381	Meters	—	—
6	382	Meter Installations	—	—
7	383	House Regulators	—	—
8	385	Industrial Meas. & Reg. Equip.	—	—
9	106	Completed, not yet Classified	—	—

10	Total Capital Expenditures		$5,325,507	$7,405,659
11	Cost of Removal Estimate		10%	10%
	Cost of Removal:
12	367	Transmission Mains	$—	$—
13	376	Distribution Mains	510,185	709,112
14	378	Meas. & Reg. Stations	—	11,263
15	380	Distribution Services	22,366	20,191
16	381	Meters	—	—
17	382	Meter Installations	—	—
18	383	House Regulators	—	—
19	385	Industrial Meas. & Reg. Equip.	—	—
20	106	Completed, not yet Classified	—	—

21	Total Cost of Removal		$532,551	$740,566
	Plant Additions:
22	367	Transmission Mains	$—	$—
23	376	Distribution Mains	4,591,661	6,382,006
24	378	Meas. & Reg. Stations	—	101,365
25	380	Distribution Services	201,295	181,722
26	381	Meters	—	—
27	382	Meter Installations	—	—
28	383	House Regulators	—	—
29	385	Industrial Meas. & Reg. Equip.	—	—
30	106	Completed, not yet Classified	—	—

31	Total Plant Additions		$4,792,956	$6,665,093
	Depreciation Rates:
31	367	Transmission Mains	1.60%	1.60%
32	376	Distribution Mains	1.87%	1.87%
33	378	Meas. & Reg. Stations	3.49%	3.49%
34	380	Distribution Services	4.34%	4.34%
35	381	Meters	2.37%	2.37%
36	382	Meter Installations	5.00%	5.00%
37	383	House Regulators	2.56%	2.56%
38	385	Industrial Meas. & Reg. Equip.	0.00%	0.00%
39	106	Completed, not yet Classified	0.00%	0.00%
40	Weighted Avg Depreciation Expense		1.97%	1.96%

Northern Utilities, Inc. Docket 2013-00133 Stipulation Exhibit 3 Page 3 of 3

Northern Utilities, Inc. - Maine

Illustrative Targeted Infrastructure Rate Adjustment

Revenue Requirement for Year Ended December 31, 20XX

	(1)	(2)	(3)	(4)	(5)
LINE NO.	DESCRIPTION	ADDITIONS	RATE	YEAR 1	YEAR 2
	Book Depreciation
1	Year 1	$4,792,956	1.98%	$47,460	$94,921
2	Year 2	$6,665,093	1.98%	—	65,999

3	Total Book Depreciation			$47,460	$160,919
	Tax Depreciation
4	Year 1	$4,792,956	3.750%	$179,736	$346,004
5	Year 2	$6,665,093	7.219%	—	249,941

6	Total Tax Depreciation			$179,736	$595,945
7	Tax Minus Book Depreciation			$132,275	$435,025
8	Tax Rate			39.89%	39.89%

9	Deferred Income Tax			$52,770	$173,548

10	Accumulated Deferred Income Tax (1)			$52,770	$226,318

Notes

(1)	Actual depreciation rate for TIRA additions will be reflected in filings

Northern Utilities, Inc.
Docket 2013-00133
Stipulation Exhibit 4
Page 1 of 1

Northern Utilities, Inc - Maine

Earnings Sharing Mechanism Calculation

Line	Item	2012	Explanation
1	Weather-Normalized Return on Equity Calculation
2	Total Net Income from Commission Jurisdiction	$3,604,527	ME PUC Annual Report Page 16-A
3	Adjustments to Weather-Normalize:
4	Weather Normalization	$1,643,525	Adjust revenue for normal weather
5	Unbilled Revenue	(1,086,863)	Remove unbilled revenue
6	Tax Effect	(222,053)	-(Line 4 + 5) * 0.3989 Federal and State Tax Rate

7	Total Weather-Normalized Net Income From Commission Jurisdiction	$3,939,137	Line 2 + 4 + 5 + 6
8	Total Common Equity for Investments Subject to Commission Jurisdiction	$64,725,426	ME PUC Annual Report Page 16-A

9	Weather-Normalized Return on Equity	6.1%	Line 7 / 8

10	Earnings Sharing Calculation
11	Earnings Sharing Return on Equity 50% Threshold (“50% Threshold”)	10.0%	Section 5.01 of TIRA Tariff
12	Earnings Sharing Return on Equity 100% Threshold (“100% Threshold”)	11.0%	Section 5.01 of TIRA Tariff
13	If Weather-Normalized ROE > 50% Threshold but Less Than 100% Threshold
14	Weather-Normalized Return On Equity	6.1%
15	50% Threshold	10.0%

16	ROE Amount Subject to Earnings Sharing	-3.9%	Line 14 - 15
17	Total Common Equity for Investments Subject to Commission Jurisdiction	$64,725,426	ME PUC Annual Report Page 16-A
18	If ROE Amount Subject to Earnings Sharing is Positive; Else 0.0%	0.0%	If Line 16 >0, Line 16; Else 0.0%
19	50% Sharing Between Company and Ratepayers	50.0%	Portion Shared Between Company and Ratepayers

20	Net Income to be Credited to Ratepayers	$0	Line 17 * 18 * 19
21	Tax Effect	0	Line 22 - 20

22	Revenue to be Credited to Ratepayers	$0	Line 20 * 1 / (1 - 0.3989)

23	If Weather-Normalized ROE > 100% Threshold
24	Total Common Equity for Investments Subject to Commission Jurisdiction	$64,725,426	ME PUC Annual Report Page 16-A
25	Difference Between 100% Threshold and 50% Threshold	1.0%
26	50% Sharing Between Company and Ratepayers	50.0%	Portion Shared Between Company and Ratepayers

27	Net Income to be Credited to Ratepayers (If Weather-Normalized ROE > 100% Threshold; Else $0)	$0	Line 24 * 25 * 26
28	Tax Effect	0	Line 29 - 27

29	Revenue to be Credited to Ratepayers	$0	Line 27 * 1 / (1 - 0.3989)

30	Weather-Normalized Return On Equity	6.1%
31	100% Threshold	11.0%

32	ROE Amount Subject to Earnings Sharing	-4.9%	Line 30 - 31
33	Total Common Equity for Investments Subject to Commission Jurisdiction	$64,725,426	ME PUC Annual Report Page 16-A
34	If ROE Amount Subject to Earnings Sharing is Positive; Else 0.0%	0.0%	If Line 32 >0, Line 32; Else 0.0%
35	100% Sharing Between Company and Ratepayers	100.0%	Portion Shared Between Company and Ratepayers

36	Net Income to be Credited to Ratepayers	$0	Line 33 * 34 * 35
37	Tax Effect	0	Line 38 - 36

38	Revenue to be Credited to Ratepayers	$0	Line 36 * 1 / (1 - 0.3989)

39	Total Revenue to be Credited to Ratepayers	$0	Line 29 + 38

(FOR ILLUSTRATIVE PURPOSES)

Northern Utilities, Inc. - Maine

SQP Measures, Weights and Penalty

	Current Benchmark	Weight	Settlement Benchmark	Weight
Field Operations
Service Appointments Met	92%	10.00	92%	20.00
Odor Calls (one hour response)	95%	20.00	97%	20.00
Meter Reading
On-Cycle Meter Reading	98%	10.00	98.50%	10.00
Long No Reads	0	10.00	Eliminate
Billing
Meter Reads Used	99.40%	10.00	Eliminate
Customer Service
TSF 30 seconds - Emergencies	95%	10.00	97%	15.00
TSF 30 seconds - Non-Emergencies	75%	10.00	75%	15.00
Abandoned Call Rate	5%	5.00	5%	5.00
Network Busy Outs	2%	5.00	Eliminate
Overall Service
Consumer Division Cases/1,000	3.0	10.00	2.5	15.00
Customer Satisfaction	NA		Eliminate
Maximum Annual Penalty	$300,000		$500,000

NOTE: A metric for tracking New Customer Service Requests will be designed according to  the Stipulation.